SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.__)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Procera Networks, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

1

EXPLANATORY NOTE

On May 2, 2011, Procera Networks, Inc. (the “Company”) filed a definitive proxy statement with the Securities and Exchange Commission relating to the annual meeting of stockholders of the Company to be held on June 13, 2011 (the “Annual Meeting”). This Schedule 14A is being filed solely for the purpose of filing the notice regarding the availability of proxy materials for the Annual Meeting and the form of proxy card for the Annual Meeting.

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 13, 2011

Meeting Information
PROCERA NETWORKS, INC.	Meeting Type: Annual Meeting
For holders as of: April 15, 2011
Date: June 13, 2011 Time: 9:30 AM PDT
Location: 4121 Clipper Court
Fremont, California 94538

PROCERA NETWORKS, INC. 4121 CLIPPER COURT FREMONT, CA 94538	You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Form 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow Ú (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow Ú (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 31, 2011 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow Ú available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Directors recommends you vote
FOR the following:

1.	Election of Directors
	Nominees
01	Scott McClendon	02	James F. Brear	03	Staffan Hillberg	04	Mary Losty	05	Mark Pugerude
06	Thomas Saponas	07	William Slavin	08	Paul Stich

The Board of Directors recommends you vote FOR proposals 2 and 3.

2.	To approve an amendment to the Company's 2007 Equity Incentive Plan to increase the number of shares of common stock that may be issued under the Plan by 400,000 shares.

3.    An advisory vote on executive compensation.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

4.    An advisory vote on the frequency of holding an advisory vote on executive compensation.

The Board of Directors recommends you vote FOR the following proposal:

5.	To ratify selection of PMB Helin Donovan, LLP as the independent auditors of the Company for its fiscal year ending December 31, 2011.

PROCERA NETWORKS, INC. 4121 Clipper Court Fremont, CA 94538
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following:
	☐	☐	☐

1.	Election of Directors Nominees

01	Scott McClendon	02	James F. Brear	03	Staffan Hillberg	04	Mary Losty	05	Mark Pugerude
06	Thomas Saponas	07	William Slavin	08	Paul Stich

The Board of Directors recommends you vote FOR the following proposal(s):			For	Against	Abstain

2	To approve an amendment to the Company's 2007 Equity Incentive Plan to increase the number of shares of common stock that may be issued under the Plan by 400,000 shares.		☐	☐	☐

3	An advisory vote on executive compensation.		☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:		1 year	2 years	3 years	4 years

4	An advisory vote on the frequency of holding an advisory vote on executive compensation.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:			For	Against	Abstain

5	To ratify selection of PMB Helin Donovan, LLP as the independent auditors of the Company for its fiscal year ending December 31, 2011.		☐	☐	☐

For address change/comments, mark here. (see reverse for instructions)		☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Scott McClendon 02 James F. Brear 03 Staffan Hillberg 04 Mary Losty 05 Mark Pugerude 06 Thomas Saponas 07 William Slavin 08 Paul Stich PROCERA NETWORKS, INC. 4121 Clipper Court Fremont, CA 94538 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of Future PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. To approve an amendment to the Company's 2007 Equity Incentive Plan to increase the number of shares of common stock that may be issued under the Plan by 400,000 shares. 3. An advisory vote on executive compensation. The Board of Directors recommends you vote 1 YEAR on the following proposal: 1 year 2 years 3 years Abstain 4. An advisory vote on the frequency of holding an advisory vote on executive compensation. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 5. To ratify selection of PMB Helin Donovan, LLP as the independent auditors of the Company for its fiscal year ending December 31, 2011. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For address change/comments, mark here. (see reverse for instructions)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com.

PROCERA NETWORKS, INC.
Annual Meeting of Stockholders
June 13, 2011 9:30 AM
This proxy is solicited by the Board of Directors

By signing the proxy, you revoke all prior proxies and appoint James Brear and Charles Constanti, and each of them, proxies with full power of substitution, to vote your shares of record at the close of business on April 15, 2011 on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side